       Alliance Municipal Trust
       This is filed pursuant to Rule 497(e).
       File Nos. 2-79807 and 811-03586.

-------------------------------------
             YIELDS
  For current recorded yield
 information on the Funds, call toll-
 free (800) 221-9513.
 ------------------------------------
  The Funds are open-end management
 investment companies with investment
 objectives of safety, liquidity and                   CASH MANAGEMENT
 maximum current income (in the case                  SERVICES PROGRAM
 of the New York, California, Con-
 necticut, New Jersey, Virginia and
 Florida Portfolios of Alliance Mu-
 nicipal Trust, exempt from Federal
 and state income taxes of the re-
 spective states) to the extent con-                     Featuring...
 sistent with the first two objec-
 tives. Alliance Treasury Reserves is      ====================================
 diversified and the New York, Cali-            - Alliance Treasury Reserves
 fornia, Connecticut, New Jersey,
 Virginia and Florida Portfolios of             - Alliance Municipal Trust
 Alliance Municipal Trust are non-di-
 versified, and are offered only to                 California Portfolio
 residents of New York, California,
 Connecticut, New Jersey, Virginia                  Connecticut Portfolio
 and Florida, respectively. This pro-
 spectus sets forth the information                 Florida Portfolio
 about each Fund that a prospective
 investor should know before invest-                New Jersey Portfolio
 ing. Please retain it for future
 reference.                                         New York Portfolio

  AN INVESTMENT IN A FUND IS (I) NEI-               Virginia Portfolio
 THER INSURED NOR GUARANTEED BY THE        ====================================
 U.S. GOVERNMENT; (II) NOT A DEPOSIT
 OR OBLIGATION OF, OR GUARANTEED OR
 ENDORSED BY, ANY BANK; AND (III) NOT                   Prospectus
 FEDERALLY INSURED BY THE FEDERAL DE-
 POSIT INSURANCE CORPORATION, THE                    November 1, 1995
 FEDERAL RESERVE BOARD OR ANY OTHER
 AGENCY. THERE CAN BE NO ASSURANCE
 THAT A FUND WILL BE ABLE TO MAINTAIN
 A STABLE NET ASSET VALUE OF $1.00
 PER SHARE.

  A "Statement of Additional Informa-
 tion" for each Fund dated November
 1, 1995, which provides a further
 discussion of certain areas in this
 prospectus and other matters which
 may be of interest to some invest-
 ors, has been filed with the Securi-
 ties and Exchange Commission and is
 incorporated herein by reference. A
 free copy may be obtained by con-
 tacting your Account Executive.

  THESE SECURITIES HAVE NOT BEEN
 APPROVED OR DISAPPROVED BY THE
 SECURITIES AND EXCHANGE COMMISSION                   U.S.CLEARING
 OR ANY STATE SECURITIES COMMISSION                  --------CORP.
 NOR HAS THE SECURITIES AND EXCHANGE
 COMMISSION OR ANY STATE SECURITIES
 COMMISSION PASSED UPON THE ACCURACY
 OR ADEQUACY OF THIS PROSPECTUS. ANY                  26 Broadway
 REPRESENTATION TO THE CONTRARY IS A               New York, NY 10004
 CRIMINAL OFFENSE.                           Member New York Stock Exchange,
                                                      Member SIPC

 CONTENTS
 --------

-----------------------------------------
Expense Information.................   2
Financial Highlights................   3
Investment Objectives and Policies..   7
Purchase and Redemption of Shares...   9
Additional Information..............  10
-----------------------------------------

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                              EXPENSE INFORMATION
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

  The Funds have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets, after expense            ATR   AMT-NY AMT-CA AMT-CT AMT-NJ AMT-VA AMT-FL
 reimbursement)                   ----  ------ ------ ------ ------ ------ ------
   Management Fees..............   .50%   .50%   .50%   .50%   .50%   .50%   .50%
   12b-1 Fees...................   .20    .25    .25    .25    .25    .25    .25
   Other Expenses...............   .30    .25    .25    .25    .25    .25    .25
                                  ----   ----   ----   ----   ----   ----   ----
   Total Fund Operating
    Expenses....................  1.00%  1.00%  1.00%  1.00%  1.00%  1.00%  1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   ATR.......................................... $  10    $32     $55     $122
   AMT--New York................................ $  10    $32     $55     $122
   AMT--California.............................. $  10    $32     $55     $122
   AMT--Connecticut............................. $  10    $32     $55     $122
   AMT--New Jersey.............................. $  10    $32     $55     $122
   AMT--Virginia................................ $  10    $32     $55     $122
   AMT--Florida................................. $  10    $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for ATR and AMT-CT, AMT-NJ, AMT-VA and AMT-FL are net of the contractual reimbursement by the Ad-viser described in this prospectus. The expenses of such Portfolios (except for AMT-FL which did not commence operations until after June 30, 1995), be-fore expense reimbursements, would be: ATR: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.30% and Total Operating Expenses--1.05%; AMT-CT:
Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.39% and Total Fund Operating Expenses--1.14%; AMT-NJ: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.40% and Total Operating Expenses--1.15%; and AMT-VA: Manage-ment Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.35% and Total Operating Expenses--1.10%. For AMT-FL, "Other Expenses" are based on estimated amounts for the current fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESEN-TATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED
                     EXCEPT WITH RESPECT TO AMT--FLORID
--------------------------------------------------------------------------------

  The following tables, except with respect to AMT--Florida, have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information. Further information about a Fund's performance is contained in each Fund's annual report, which is available without charge upon request.

                                                           SEPTEMBER 1, 1993(A)
                                              YEAR ENDED         THROUGH
                                             JUNE 30, 1995    JUNE 30, 1994
ALLIANCE TREASURY RESERVES                   ------------- --------------------
Net asset value, beginning of period........   $   1.00          $  1.00
                                               --------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................      .0460            .0260
                                               --------          -------
LESS: DISTRIBUTIONS
Dividends from net investment income........     (.0460)          (.0260)
                                               --------          -------
Net asset value, end of period..............   $   1.00          $  1.00
                                               ========          =======
TOTAL RETURNS
Total investment return based on: net asset
 value (b)..................................       4.71%            3.18%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)......   $493,702          $80,720
Ratio to average net assets of:
 Expenses, net of waivers and reimburse-
  ments.....................................        .69%             .28%(c)
 Expenses, before waivers and reimburse-
  ments.....................................       1.05%            1.28%(c)
 Net investment income (d)..................       4.86%            3.24%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of waivers and reimbursements.

                                                              NEW YORK PORTFOLIO
                     -------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED
ALLIANCE                             YEAR ENDED JUNE 30,                        SIX MONTHS     DECEMBER 31,     OCTOBER 6, 1986(A)
MUNICIPAL TRUST      --------------------------------------------------------      ENDED      ----------------          TO
                       1995      1994      1993      1992     1991     1990    JUNE 30, 1989   1988     1987    DECEMBER 31, 1986
                     --------  --------  --------  --------  -------  -------  -------------  -------  -------  ------------------
Net asset value,
 beginning
 of period.......    $   1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00        $ 1.00
                     --------  --------  --------  --------  -------  -------     -------     -------  -------       -------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income.........        .028      .018      .019      .034     .042     .051        .027        .041     .036          .008
                     --------  --------  --------  --------  -------  -------     -------     -------  -------       -------
LESS
 DISTRIBUTIONS
 Dividends from
  net investment
  income.........       (.028)    (.018)    (.019)    (.034)   (.042)   (.051)      (.027)      (.041)   (.036)        (.008)
                     --------  --------  --------  --------  -------  -------     -------     -------  -------       -------
 Net asset value,
  end of period..    $   1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00      $ 1.00      $ 1.00   $ 1.00        $ 1.00
                     ========  ========  ========  ========  =======  =======     =======     =======  =======       =======
TOTAL RETURNS
 Total investment
  return based on
  net asset
  value(b).......        2.84%     1.77%     1.94%     3.47%    4.32%    5.26%       5.61%(c)    4.14%    3.71%         3.46%(c)
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period
  (000's
  omitted).......    $177,254  $162,839  $100,529  $100,476  $71,748  $62,536     $41,910     $41,335  $58,684       $78,462
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements.         .85%      .84%      .80%      .80%     .80%     .80%        .85%(c)    1.00%     .87%          .55%(c)
 Expenses, before
  waivers and
  reimbursements.        1.03%     1.08%     1.06%     1.12%    1.15%    1.18%       1.35%(c)    1.33%     .97%         1.05%(c)
 Net investment
  income(d)......        2.81%     1.77%     1.91%     3.35%    4.20%    5.13%       5.45%(c)    4.03%    3.62%         3.48%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                            CALIFORNIA PORTFOLIO
                          ----------------------------------------------------------------------------------------------
                                           YEAR ENDED JUNE 30,                                          JUNE 2, 1988(A)
                          ----------------------------------------------------------  SIX MONTHS ENDED      THROUGH
                            1995      1994      1993      1992      1991      1990     JUNE 30, 1989   DECEMBER 31, 1988
                          --------  --------  --------  --------  --------  --------  ---------------- -----------------
Net asset value,
 beginning of period....  $   1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00        $ 1.00           $ 1.00
                          --------  --------  --------  --------  --------  --------      --------         --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..      .027      .018      .020      .032      .043      .050          .029             .030
                          --------  --------  --------  --------  --------  --------      --------         --------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....     (.027)    (.018)    (.020)    (.032)    (.043)    (.050)        (.029)           (.030)
                          --------  --------  --------  --------  --------  --------      --------         --------
 Net asset value, end of
  period................  $   1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00        $ 1.00           $ 1.00
                          ========  ========  ========  ========  ========  ========      ========         ========
TOTAL RETURNS
 Total investment return
  based on net asset
  value(b)..............      2.78%     1.83%     2.05%     3.26%     4.43%     5.17%         6.02%(c)         5.20%(c)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............  $236,479  $219,673  $156,200  $121,317  $111,957  $104,097      $242,124         $103,390
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........       .93%      .93%      .93%      .95%     1.00%      .99%          .92%(c)          .89%(c)
 Expenses, before
  waivers and
  reimbursements........      1.01%     1.02%     1.02%     1.05%     1.10%     1.09%         1.02%(c)         1.10%(c)
 Net investment
  income(d).............      2.75%     1.82%     2.01%     3.18%     4.32%     5.03%         5.90%(c)         5.21%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                            CONNECTICUT PORTFOLIO
                          ---------------------------------------------------------------
                                    YEAR ENDED JUNE 30,                JANUARY 5, 1990(A)
                          -------------------------------------------       THROUGH
                           1995     1994     1993     1992     1991      JUNE 30, 1990
                          -------  -------  -------  -------  -------  ------------------
Net asset value,
 beginning of period ...   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
                          -------  -------  -------  -------  -------       -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income..     .028     .017     .020     .033     .045          .026
                          -------  -------  -------  -------  -------       -------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....    (.028)   (.017)   (.020)   (.033)   (.045)        (.026)
                          -------  -------  -------  -------  -------       -------
 Net asset value, end of
  period................    $1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
                          =======  =======  =======  =======  =======       =======
TOTAL RETURNS
 Total investment return
  based on net asset
  value(b)..............     2.78%    1.71%    2.00%    3.35%    4.57%         5.53%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000's omitted).  $75,991  $57,314  $56,224  $54,751  $48,482       $27,945
Ratio to net assets of:
 Expenses, net of
  waivers and...........      .80%     .77%     .70%     .58%     .44%          .19%(c)
 Expenses, before
  waivers and
  reimbursements........     1.21%    1.21%    1.16%    1.22%    1.16%         1.10%(c)
 Net investment
  income(d).............     2.77%    1.69%    1.97%    3.28%    4.39%         5.39%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                                    NEW JERSEY PORTFOLIO
                                              ---------------------------------
                                                            FEBRUARY 7, 1994(A)
                                               YEAR ENDED         THROUGH
                                              JUNE 30, 1995    JUNE 30, 1994
                                              ------------- -------------------
Net asset value, beginning of period.........      $1.00          $  1.00
                                                 -------          -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................       .029             .008
                                                 -------          -------
LESS: DISTRIBUTIONS
 Dividends from net investment income........      (.029)           (.008)
                                                 -------          -------
 Net asset value, end of period..............      $1.00            $1.00
                                                 =======          =======
TOTAL RETURNS
 Total investment return based on net asset
  value(b)...................................       2.93%            2.08%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)....    $74,133          $36,909
Ratio to average net assets of:
 Expenses, net of waivers and reimbursements.        .74%             .70%(c)
 Expenses, before waivers and reimbursements.       1.29%            1.93%(c)
 Net investment income(d)....................       2.98%            2.07%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                          VIRGINIA PORTFOLIO  FLORIDA PORTFOLIO
                                          ------------------ -------------------
                                              OCTOBER 25     JULY 28, 1995(A)TO
                                            1994(A)THROUGH   OCTOBER 17, 1995
                                             JUNE 30, 1995      (UNAUDITED)
                                          ------------------ -------------------
Net asset value, beginning of period....         $1.00             $  1.00

                                               -------             -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................          .023                .008

                                               -------             -------
LESS DISTRIBUTIONS
Dividends from net investment income....         (.023)              (.008)

                                               -------             -------
Net asset value, end of period..........         $1.00             $  1.00

                                               =======             =======
TAX RETURNS
Total investment return based on net as-
 set value(b)...........................          3.48%(c)            3.67%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omit-
 ted)...................................       $66,921             $18,065
Ratio to average net assets of:
 Expenses, net of waivers and reimburse-
  ments.................................           .44%(c)             .16%(c)
 Expenses, before waivers and reimburse-
  ments.................................          1.30%(c)            3.90%(c)
 Net investment income(d)...............          3.48%(c)            3.73%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period.
(c)Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

  From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. For ATR dividends for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 4.97%, equivalent to an effective yield of 5.10%. Absent such reimbursement, the annualized yield for such period would have been 4.72%, equivalent to an effective yield of 4.85%. Dividends for AMT-New York for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.36%, equivalent to an effective yield of 3.42%. Absent expense reimbursement, the annualized yield for this period would have been 3.23%, equivalent to an effective yield of 3.29%. Dividends for AMT-California for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.18%, equivalent to an effective yield of 3.23%. Absent expense reimbursement, the annualized yield for this period would have been 3.13%, equivalent to an effective yield of 3.18%. Dividends for AMT-Connecticut for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.19%, equivalent to an effective yield of 3.24%. Absent expense reimbursement, the annualized yield for this period would have been 2.85%, equivalent to an effective yield of 2.90%. Dividends for AMT-New Jersey for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.23%, equivalent to an effective yield of 3.28%. Absent expense reimbursement, the annualized yield for this period would have been 2.88%, equivalent to an effective yield of 2.93%. Dividends for AMT-Virginia for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 3.54%, equivalent to an effective yield of 3.60%. Absent expense reimbursement, the annualized yield for this period would have been 3.24%, equivalent to an effective yield of 3.30%. AMT-Florida did not commence operations until after June 30, 1995.

--------------------------------------------------------------------------------
                    INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The investment objectives of each of the Funds are--in the following order of priority--safety of principal, excellent liquidity and, to the extent con-sistent with the first two objectives, maximum current income that is, in the case of each Portfolio of Alliance Municipal Trust, exempt from income taxa-tion to the extent described below. As a matter of fundamental policy, each Fund except for AMT-Florida, pursues its objectives by maintaining a portfolio of high-quality money market securities all of which at the time of investment have remaining maturities of one year (397 days with respect to ATR and AMT-New Jersey and AMT-Virginia) or less, which maturities may extend to 397 days. AMT-Florida pursues its objectives by investing in high quality municipal se-curities having remaining maturities of 397 days or less (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended). While the fundamental policies described above and the "other fundamental investment policies" described below may not be changed without shareholder approval, each Fund may upon notice to shareholders, but without such approval, change nonfundamental investment policies or create ad-ditional classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that any Fund's ob-jectives will be achieved.

  The Funds will comply with Rule 2a-7 of the 1940 Act as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule. The average maturity of each Fund's portfolio cannot exceed 90 days. A more detailed description of Rule 2a-7 is set forth in each Fund's Statement of Additional Information.

ALLIANCE TREASURY RESERVES

  The securities in which Alliance Treasury Reserves ("ATR") invests are: (1) issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities or State Street Bank and Trust Company, ATR's Custodian. For each repurchase agreement, ATR requires continual mainte-nance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event of a dealer default, ATR might suffer a loss to the extent that the proceeds from the sale of the col-lateral were less than the repurchase price. ATR may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities. Delivery and payment for when-issued securi-ties takes place after the transaction date. The payment amount and the inter-est rate that will be received on the securities are fixed on the transaction date. The value of such securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to ATR.

  Other Fundamental Investment Policies. To maintain portfolio diversification and reduce investment risk, ATR may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggre-gate amounts not exceeding 10% of its assets and to be used exclusively to fa-cilitate the or-derly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and it will not purchase any investment while any such borrowings exist; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to se-cure such borrowings.

ALLIANCE MUNICIPAL TRUST

  The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. Except when a Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of each Portfolio's total assets will be invested in municipal securities (as opposed to the taxable investments described below). Normally, substantially all of each Portfolio's income will be tax-exempt as described below (e.g., for 1994, 100% of the income of each Portfolio was exempt from Federal income taxes; the Florida Portfolio had not yet been established).

  The New York Portfolio seeks maximum current income that is exempt from Federal, New York state and New York City personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by New York state or its political subdivisions.

  The California Portfolio seeks maximum current income that is exempt from Federal and California state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of California or its political subdivisions.

  The Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of Connecticut or its political subdivisions.

  The New Jersey Portfolio seeks maximum current income that is exempt from Federal and New Jersey state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of New Jersey or its political subdivisions. The New Jersey Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income taxes [i.e. New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities")]. In addition, during periods when Alliance Capital Management L.P. (the "Adviser") believes that New Jersey municipal securities that meet the New Jersey Portfolio's standards are not available, it may invest a portion of its assets in securities whose interest payments are only federally tax-exempt.

  The Virginia Portfolio seeks maximum current income that is exempt from Fed-eral and Virginia state personal income taxes by investing, as a matter of fundamental policy, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the Commonwealth of Virginia or its political subdivisions.

  The Florida Portfolio seeks maximum current income that is exempt from Fed-eral income tax and State of Florida intangible tax by investing not less than 65% of its total assets in a portfolio of high-quality municipal securities issued by Florida or its political subdivisions.

  Each Portfolio of the Fund may invest without limitation in tax-exempt mu-nicipal securities subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends, Other Distributions, Taxes."

  There can be no assurance that the Portfolios will achieve their investment objectives. Potential investors in the New York, California, Connecticut, New Jersey, Virginia and Florida Portfolios should consider the greater risk of the concentration of such Portfolios versus the safety that comes with less concentrated investments and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, includ-ing other states' issues, before making an investment decision. The Adviser believes that by maintaining each Portfolio's investments in liquid, short-term, high quality investments, each Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state. See the Statement of Additional Information for a more detailed discus-sion of the financial condition of New York, California, Connecticut, New Jer-sey, Virginia and Florida.

  Municipal Securities. The municipal securities in which each Portfolio in-vests include municipal notes and

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                       PURCHASE AND REDEMPTION OF SHARES
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short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipa-tion notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular fa-cility or a specific excise or other source.

  A Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 bil-lion. The letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of a Portfolio's total assets.

  Each Portfolios' municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corpora-tion (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of compara-ble quality. Securities must also meet credit standards applied by the Adviser.

  A Portfolio also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise more than 5% of any Portfolio's net assets. A Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custo-dian will maintain, in a separate account of the respective Portfolio, liquid high-grade debt securities having value equal to, or greater than, such when-issued securities. The price of when-issued securities, which is generally ex-pressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluc-tuate prior to their settlement, thereby creating an unrealized gain or loss to a Portfolio.

  Taxable Investments. The taxable investments in which each Portfolio may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

  Other Fundamental Investment Policies. To reduce investment risk, no Portfo-lio may invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; a Portfo-lio may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although the New York, California, Con-necticut, New Jersey, Virginia and Florida Portfolios may invest 50% of their respective total assets in as few as four issuers (but no more than 25% of to-tal assets in any one issuer); and a Portfolio may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.
OPENING ACCOUNTS

  Contact your Account Executive to open a Fund account. Balances will appear on your monthly statement.

SUBSEQUENT INVESTMENTS
  BY CHECK. Mail or deliver your check (minimum $100), payable to U.S. Clearing Corp., to your Account Executive who will deposit it into the Fund(s).

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                            ADDITIONAL INFORMATION
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Please designate the appropriate Fund(s) and indicate your brokerage account number on the check or draft.

  BY SWEEP. U.S. Clearing Corp. has available an automatic "sweep" for customers in ATR, AMT-NY, AMT-CA, AMT-CT, AMT-NJ, AMT-VA and AMT-FL. If you request the sweep arrangement, all cash balances of $10 or more are moved into one of the above selected money market funds on a daily basis. Sales proceeds in total from trades will be swept into the designated Portfolio on settlement date.

REDEMPTIONS

  BY CONTACTING YOUR ACCOUNT EXECUTIVE. Instruct your Account Executive to order a withdrawal from your Fund account and issue a check made payable to you.

  BY SWEEP. U.S. Clearing Corp.'s automatic "sweep" moves money from your money market account automatically to cover security purchases into your brokerage account.

  BY CHECKING-WRITING. With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First you must fill out the Signature Card which you can obtain from your Account Executive. There is no separate charge for the check-writing service and your checks are provided free of charge. The check-writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.
  SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Fund is calculated by taking the sum of the value of that Fund's investments (amor-tized cost value is used for this purpose) and any cash or other assets, sub-tracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

  TIMING OF INVESTMENTS AND REDEMPTIONS. The Funds have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon.

  During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 12 of this prospectus. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Neither the Funds nor the Adviser, or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an

"emergency" by the Securities and Exchange Commission or to certain other unu-sual conditions.

  DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of that Fund of record via automatic investment in additional full and fractional shares of that Fund in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

  Distributions to you out of tax-exempt interest income earned by each Port-folio of Alliance Municipal Trust are not subject to Federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on munici-pal securities subject to the AMT will be a specific preference item for pur-poses of the Federal individual and corporate AMT. Distributions to residents of New York out of income earned by the New York Portfolio from New York mu-nicipal securities are exempt from New York state and New York City personal income taxes. Distributions to residents of California out of income earned by the California Portfolio from California municipal securities are exempt from California personal income taxes. Distributions to individuals who are resi-dents of Connecticut out of income earned by the Connecticut Portfolio from Connecticut municipal securities are exempt from Connecticut personal income taxes. Distributions to residents of New Jersey out of income earned by the New Jersey Portfolio from New Jersey municipal securities or U.S. Government Securities are exempt from New Jersey state personal income taxes. Distribu-tions from the New Jersey Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders. Distributions to residents of Virginia out of income earned by the Virginia Portfolio from Virginia municipal securities or obligations of the United States or any authority, commission or instrumen-tality of the United States are exempt from Virginia individual, estate, trust, or corporate income tax. Dividends paid by the Florida Portfolio to in-dividual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intan-gible tax" at the rate of $2.00 per $1,000 taxable value of certain securi-ties, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Florida Port-folio shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Florida Portfolio must, among other things, have its entire portfolio invested in U.S. Government securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Florida Portfolio to corporate shareholders will be subject to Florida corpo-rate income tax. Distributions out of taxable interest income, other invest-ment income, and short-term capital gains are taxable to you as ordinary in-come and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distribu-tions for the year just ended.

  THE ADVISER. Each Fund retains Alliance Capital Management L. P., 1345 Ave-nue of the Americas, New York, NY 10105 under separate Advisory Agreements to provide investment advice and, in general, to supervise its management and in-vestment program, subject to the general control of the Trustees of each Fund. For the fiscal year ended June 30, 1995, ATR, AMT-NY, AMT-CA, AMT-CT and AMT-NJ each paid the Adviser an advisory fee at an annual rate of .38, .42, .50,
 .19 and .05 of 1%, respectively, of the average daily value of the respective Portfolio's net assets. For the period ended June 30, 1995, the Adviser waived the advisory fee for AMT-VA. AMT-FL pays an advisory fee at an annual rate of
 .50 of 1% of up to $1.25 billion of the average daily value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of its average daily net assets in excess of $3 billion. The fee is accrued daily and paid monthly.

  Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate av-erage daily net assets. For the fiscal year ended June 30, 1995, AMT-NY, AMT-CA, AMT-CT, AMT-NJ and AMT-VA each paid the Adviser a distribution services fee at an annual rate of .15, .17, .15, .15 and .15 of 1%, respectively, of the average daily value of the net assets of each Portfolio. For the period June 30, 1995, the Adviser waived the distribution fee for ATR. AMT-FL did not commence operations until after June 30, 1995. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for ad-ministrative and accounting services provided to the Funds, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing the Funds' shares. The Funds believe that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Funds or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

  The Adviser will reimburse each Fund to the extent that aggregate operating expenses of that Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

  CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Com-pany, P.O. Box 1912, Boston, MA 02105, is the Funds' Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Funds' Transfer Agent and Distributor, respectively.

  FUND ORGANIZATION. Alliance Government Reserves (not offered by this pro-spectus) and ATR are series of Alliance Government Reserves which is a diver-sified open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in December 1978. AMT-NY, AMT-CA, AMT-CT, AMT-NJ, AMT-VA and AMT-FL are non-diversified series of Alliance Municipal Trust, which is also an open-end management in-vestment company registered under the 1940 Act consisting of such series and one other series not offered by this prospectus. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its formation in January 1983. Each Fund's activities are supervised by its Trustees. Normally, shares of each series of Alliance Munic-ipal Trust and Alliance Government Reserves are entitled to one vote per share, and vote as a single series, on matters that affect each series in sub-stantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain proce-dures for the removal of Trustees.

  REPORTS. You receive semi-annual and annual reports for your Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

  Since this prospectus sets forth information about more than one Fund, it is theoretically possible that a Fund might be liable for any materially inaccu-rate or incomplete disclosure in this prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this prospectus ex-tends only to the disclosure relating to that Fund.
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U.S. Clearing Corp. may charge you a fee for providing assistance in regard to the maintenance of your Fund account(s), which will be deducted each month from your Fund account(s). Such a fee will reduce your yield.